                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 1998, (98-7), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1998 to December 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1998.

                                            GREEN TREE FINANCIAL CORP.




                                            BY: /s/Phyllis A. Knight
                                                ------------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998

                                                     CUSIP NO. 393505N40
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99

                                                                               Total $             Per $1,000
                                                                               Amount               Original
                                                                         ------------------     -----------------
1.    (a) Amount Available( including Monthly Servicing Fee)                 11,970,326.44
                                                                         ------------------

      (b) Class M-1 & M-2 Interest Deficiency Amounts (if any) and Class B-1
       Interest Deficiency Amount (if any) withdrawn for prior Remittance Date
                                                                                      0.00
                                                                         ------------------

      (c) Amount Available after giving effect to withdrawal of Class M-1 & M-2
       Interest Deficiency Amounts and Class B-1 Interest Deficiency Amount for
       prior Remittance Date                                                 11,970,326.44
                                                                         ------------------

      (d) Amount withdrawn from Capitalized Interest Account                          0.00
                                                                         ------------------

2.   Interest
     a. Class A-1 Remittance Rate                                                    6.32%
                                                                         ------------------
     b. Class A-1 Interest                                                    3,705,819.88            5.15951254
                                                                         ------------------     -----------------

3.   Amount applied to:
     a. Unpaid Class A-1 Interest Shortfall                                           0.00                     0
                                                                         ------------------     -----------------

4.   Remaining:
     a. Unpaid Class A-1 Interest Shortfall                                           0.00                     0
                                                                         ------------------     -----------------


5.   Formula Principal Distribution Amount                                    6,140,121.93                   N/A
                                                                         ------------------     -----------------
     a. Scheduled Principal                                                   1,083,713.93                   N/A
                                                                         ------------------     -----------------
     b. Principal Prepayments                                                 4,343,728.54                   N/A
                                                                         ------------------     -----------------
     c. Liquidated Contracts                                                          0.00                   N/A
                                                                         ------------------     -----------------
     d. Repurchases                                                             257,965.03                   N/A
                                                                         ------------------     -----------------
     e. Current Month 10-Day Advanced Principal                               2,078,669.65                   N/A
                                                                         ------------------     -----------------
     f. Prior Month 10-Day Advanced Principal                                (1,623,955.22)                  N/A
                                                                         ------------------     -----------------

6.   Pool Scheduled Principal Balance                                       831,325,232.92
                                                                         ------------------

7.   Adjusted Pool Principal Balance                                        829,246,563.27          975.58419208
                                                                         ------------------     -----------------
8.   Pool Factor                                                                0.97558419
                                                                         ------------------

9.   Unpaid Class A Principal Shortfall
     (if any) following prior Remittance Date                                         0.00
                                                                         ------------------

10.  Class A-1 Percentage for such Remittance Date                                  92.88%
                                                                         ------------------

11.  Class A-1 Percentage for the following Remittance Date                         92.82%
                                                                         ------------------

12.  Class A-1 Principal distribution                                         6,140,121.93            8.54872528
                                                                         ------------------     -----------------

13.  Class A-1 Principal Balance                                            697,496,563.27
                                                                         ------------------
14.  Class A-1 Pool Factor                                                      0.97110555          971.10555276
                                                                         ------------------     -----------------

15.  Unpaid Class A-1 Principal Shortfall
     (if any)following current Remittance Date                                        0.00
                                                                         ------------------

16.  Aggregate Scheduled Balances of Delinquent Contracts as of Determination
     Date:

a.   31-59 days                                                               4,293,887.22                   116
                                                                         ------------------     -----------------
b.   60 days or more                                                            900,600.22                    21
                                                                         ------------------     -----------------
c.   Current Month Repossessions                                                 16,829.95                     1
                                                                         ------------------     -----------------
d.   Repossession Inventory                                                      60,244.84                     3
                                                                         ------------------     -----------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     PAGE 2

                                                      CUSIP NO. 393505N40
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99

Class M-1 Distribution Test, Class M-2 Distribution Test, and Class B-1 Distribution Test (applicable on and after the Remittance Date occurring in November 2002)


17.   Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date                0.12 %
                                                                         -------------

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 4.0%)                                                     0.05 %
                                                                         -------------

18.   Average Thirty - Day Delinquency Ratio  Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date               0.63 %
                                                                         -------------

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 6.0%)                                                     0.31 %
                                                                         -------------

19.   Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Remittance Date
         (as a percentage of Cut-off Date Pool Principal Balance;
         to be satisfied may not exceed 5.5% from November 1, 2002 to
         October 31, 2003,  6.5%  from November 1, 2003 to October 31,            0.00 %
         2004, 8.5% from November 1, 2004 to October 31, 2005 and 9.5%   -------------
         thereafter.)


20.   Current Realized Losses Test

      (a) Current Realized Losses for current Remittance Date                   540.00
                                                                         -------------

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
          preceding Remittance and for current Remittance Date;
          to be satisfied, may not exceed 2.50%)                                  0.00 %
                                                                         -------------

21.   Class M-1 & M-2 Principal Balance Tests

      (a) The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance as of preceding
          Remittance Date (must equal or exceed 23.25%)                          14.06 %
                                                                         -------------

      (b) The sum of Class M-2 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance as of preceding
          Remittance Date (must equal or exceed 15.00%)                          10.00 %
                                                                         -------------

22.   Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date is greater than
          $17,000,000.00                                                 59,500,000.00
                                                                         -------------

      (b) Class B Principal Balance (before any distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
          10.50%.                                                                 7.12 %
                                                                         -------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 3

                                                     CUSIP NO. #393505N57
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99

                                                                              Total $              Per $1,000
                                                                              Amount                Original
                                                                         ------------------     ----------------
CLASS M-1 CERTIFICATES
------------------------------
23.  Amount available (including Monthly Servicing Fee)                       2,124,384.63
                                                                         ------------------

24.  Interest
        (a)  Class M-1 Adjusted Principal Balance                            46,750,000.00
                                                                         ------------------

     (b) Class M-1 Remittance Rate 6.40%, unless
     Weighted Average Contract Rate is less than 6.40%)                              6.40%
                                                                         ------------------

     (c) Class M-1 Interest                                                     249,333.33            5.33333326
                                                                         ------------------     ----------------

25.  Amount applied to Unpaid Class M-1 Interest Shortfall                            0.00
                                                                         ------------------

26.  Remaining Unpaid Class M-1 Interest Shortfall                                    0.00
                                                                         ------------------

27.  Formula Principal Distribution Amount                                            0.00                   N/A
                                                                         ------------------     ----------------
     a. Scheduled Principal                                                           0.00                   N/A
                                                                         ------------------     ----------------
     b. Principal Prepayments                                                         0.00                   N/A
                                                                         ------------------     ----------------
     c. Liquidated Contracts                                                          0.00                   N/A
                                                                         ------------------     ----------------
     d. Repurchases                                                                   0.00                   N/A
                                                                         ------------------     ----------------

28.  Class M-1  Principal Distribution:
     a. Class M-1 (current)                                                           0.00            0.00000000
                                                                         ------------------     ----------------
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date                                   0.00
                                                                         ------------------

29.   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                    0.00
                                                                         ------------------

30.  Class M-1 Liquidation Loss Interest
     a. Class M-1 Liquidation Loss Amount                                             0.00
                                                                         ------------------
     b. Amount applied to Class M-1 Liquidation Loss Interest Amount                  0.00
                                                                         ------------------
     c. Remaining Class M-1 Liquidation Loss Interest Amount                          0.00
                                                                         ------------------
     d. Amount applied to Unpaid Class M-1 Loss Interest Shortfall                    0.00
                                                                         ------------------
     e. Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls               0.00
                                                                         ------------------

31. Class M-1 Principal Balance                                              46,750,000.00         1000.00000000
                                                                         ------------------     ----------------

32. Class M-1 Pool Factor                                                       1.00000000
                                                                         ------------------

33. Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                         ------------------

34. Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                         ------------------

PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802, WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 4

                                                       CUSIP NO. #393505N65
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99

                                                                              Total $              Per $1,000
                                                                              Amount                Original
                                                                         ------------------     ----------------
CLASS M-2 CERTIFICATES
------------------------------
35.  Amount available (including Monthly Servicing Fee)                       1,875,051.30
                                                                         ------------------

36.  Interest
        (a)  Class M-2 Adjusted Principal Balance                            25,500,000.00
                                                                         ------------------

     (b) Class M-2 Remittance Rate 6.84%, unless
     Weighted Average Contract Rate is less than 6.84%)                              6.84%
                                                                         ------------------

     (c) Class M-2 Interest                                                     145,350.00            5.70000000
                                                                         ------------------     ----------------

37.  Amount applied to Unpaid Class M-2 Interest Shortfall                            0.00
                                                                         ------------------

38.  Remaining Unpaid Class M-2 Interest Shortfall                                    0.00
                                                                         ------------------

39.  Formula Principal Distribution Amount                                            0.00                   N/A
                                                                         ------------------     ----------------
     a. Scheduled Principal                                                           0.00                   N/A
                                                                         ------------------     ----------------
     b. Principal Prepayments                                                         0.00                   N/A
                                                                         ------------------     ----------------
     c. Liquidated Contracts                                                          0.00                   N/A
                                                                         ------------------     ----------------
     d. Repurchases                                                                   0.00                   N/A
                                                                         ------------------     ----------------

40.  Class M-2  Principal Distribution:
     a. Class M-2 (current)                                                           0.00            0.00000000
                                                                         ------------------     ----------------
        b. Unpaid Class M-2 Principal Shortfall
           (if any) following prior Remittance Date                                   0.00
                                                                         ------------------

41.  Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                    0.00
                                                                         ------------------

42.  Class M-2 Liquidation Loss Interest
     a. Class M-2 Liquidation Loss Amount                                             0.00
                                                                         ------------------
     b. Amount applied to Class M-2 Liquidation Loss Interest Amount                  0.00
                                                                         ------------------
     c. Remaining Class M-2 Liquidation Loss Interest Amount                          0.00
                                                                         ------------------
     d. Amount applied to Unpaid Class M-2 Loss Interest Shortfall                    0.00
                                                                         ------------------
     e. Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls               0.00
                                                                         ------------------

43. Class M-2 Principal Balance                                              25,500,000.00         1000.00000000
                                                                         ------------------     ----------------

44. Class M-2 Pool Factor                                                       1.00000000
                                                                         ------------------

45. Class M-2 Percentage for such Remittance Date                                    0.00%
                                                                         ------------------

46. Class M-2 Percentage for the following Remittance Date                           0.00%
                                                                         ------------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 5

                                                    CUSIP NO. # 393505-N73,N81
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99


CLASS B-1 CERTIFICATES                                                        Total $              Per $1,000
----------------------                                                        Amount                Original
                                                                         ------------------     ----------------
1.   Amount  Available less the Class A
     Distribution Amount and Class M-1 & M-2 Distribution
     Amounts (including Monthly Servicing Fee)                                1,729,701.30
                                                                         ------------------

2.   Class B-1 Remittance Rate  (7.68%
     unless Weighted Average Contract Rate
     is below 7.68%)                                                                 7.68%
                                                                         ------------------

3.   Aggregate Class B-1 Interest                                               163,200.00            6.40000000
                                                                         ------------------     ----------------

4.   Amount applied to Unpaid
     Class B-1 Interest Shortfall                                                     0.00                  0.00
                                                                         ------------------     ----------------

5.   Remaining Unpaid Class B-1
     Interest Shortfall                                                               0.00                  0.00
                                                                         ------------------     ----------------

6.   Class B-1 Liquidation Loss Interest
     a. Class B-1 Liquidation Loss Amount                                             0.00
                                                                         ------------------
     b. Amount applied to Class B-1 Liquidation Loss Interest Amount                  0.00
                                                                         ------------------
     c. Remaining Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                         ------------------
     d. Amount applied to Unpaid Class B-1 Loss Interest Shortfall                    0.00
                                                                         ------------------
     e. Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfalls               0.00
                                                                         ------------------

7.   Class B Percentage for such Remittance Date                                      0.00
                                                                         ------------------

8.   Class B Percentage for the following Remittance Date                             0.00
                                                                         ------------------

9.   Current Principal (Class B Percentage of Formula Principal
     Distribution Amount)                                                             0.00            0.00000000
                                                                         ------------------     ----------------

10.  Class B-1 Principal Shortfall                                                    0.00
                                                                         ------------------

11.  Unpaid Class B1 Principal Shortfall                                              0.00
                                                                         ------------------

12.  Class B Principal Balance                                               59,500,000.00
                                                                         ------------------

13.  Class B-1 Principal Balance                                             25,500,000.00
                                                                         ------------------
14.  Class B-1 Pool Factor                                                      1.00000000
                                                                         ------------------

CLASS B-2 CERTIFICATES
----------------------

15.  Amount Available less the Class A, Class M-1, Class M-2,
     and Class B-1 Distribution Amounts (including Monthly Servicing Fee)     1,566,501.30
                                                                         ------------------

16.  Class B-2 Remittance Rate (8.24%
     unless Weighted Average Contract Rate is less than 8.24%)                       8.24%
                                                                         ------------------

17.  Aggregate Class B-2 Interest                                               233,466.67            6.86666676
                                                                         ------------------     ----------------

18.  Amount applied to Unpaid
     Class B-2 Interest Shortfall                                                     0.00                  0.00
                                                                         ------------------     ----------------

19.  Remaining Unpaid Class B-2
     Interest Shortfall                                                               0.00                  0.00
                                                                         ------------------     ----------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 6

                                                      CUSIP NO. # 393505-N73,N81
                                                       TRUST ACCOUNT  #3336877-0
                                                        REMITTANCE DATE 01/04/99

                                                                              Total $              Per $1,000
                                                                              Amount                Original
                                                                         ------------------     ----------------
20.  Unpaid Class B-2 Principal Shortfall (if any)                                    0.00
     following prior Remittance Date                                     ------------------

21.  Class B-2 Principal Liquidation Loss Amount                                      0.00
                                                                         ------------------

22.  Current Principal (zero until Class B-1 paid down;                               0.00            0.00000000
     thereafter, Class B Percentage of Formula Principal                 ------------------     ----------------
     Distribution Amount)

23.  Guarantee Payment                                                                0.00
                                                                         ------------------

24.  Class B-2 Principal Balance                                             34,000,000.00         1000.00000000
                                                                         ------------------     ----------------

25.  Remaining Amount Available (after payment of
     Class B-2 Distribution Amount)                                           1,333,034.63
                                                                         ------------------

26.  Monthly Servicing Fee                                                      348,754.43
                                                                         ------------------

27.  Excess Interest                                                            984,280.20
                                                                         ------------------

28.  Class B-3I Formula Distribution Amount (all Excess
     Interest plus Unpaid Class B-3I Shortfall)                                 984,280.20
                                                                         ------------------

29.  Class B-3I Distribution Amount (remaining Amount Available)                      0.00
                                                                         ------------------

30.  Class B-3I Shortfall                                                             0.00
                                                                         ------------------

31.  Unpaid Class B-3I Shortfall                                                      0.00
                                                                         ------------------

32.  Class M-1 Interest Deficiency on such Remittance Date                            0.00
                                                                         ------------------

33.  Class M-2 Interest Deficiency on such Remittance Date                            0.00
                                                                         ------------------

34.  Class B-1 Interest Deficiency on such Remittance Date                            0.00
                                                                         ------------------

35.  Class B-2 Interest Deficiency on such Remittance Date                            0.00
                                                                         ------------------

36.  Current Month's Repossessed Contracts                                       16,829.95
                                                                         ------------------

37.  Repossessed Contracts Remaining in Inventory                                60,244.84
                                                                         ------------------

38.  Weighted Average Contract Rate                                                 9.23438 %
                                                                         ------------------

PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802, WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION